Recovery of Erroneously Awarded Compensation	12 Months Ended
Dec. 31, 2024
Restatement Determination Date [Axis]: 2024-12-31
Erroneously Awarded Compensation Recovery [Table]
Erroneous Compensation Analysis [Text Block]

Clawback Policy

The compensation committee believes it is appropriate to adjust or recover incentive awards or payments in the event the financial reporting measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. As required under SEC and Nasdaq rules, our board of directors approved the Incentive Compensation Recovery Policy (the “Clawback Policy”) effective September 19, 2023. The Clawback Policy applies in the event that we are required to prepare an accounting restatement. In such event, the Company shall recover any awarded incentive compensation received by an executive officer during the three completed fiscal years immediately preceding the date of such restatement that exceeds the amount that would have been received if based on the restated amounts, without regard to taxes paid by the executive officer. We will not indemnify any executive officer against the loss of any incorrectly awarded or otherwise recouped incentive compensation. The obligation to recover such erroneously awarded compensation is not dependent on if or when the Company files restated financial statements with the SEC and does not require any finding of misconduct by an executive officer or such officer being found responsible for the accounting error leading to the accounting restatement.